Exhibit 23.1


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report included in this From 10-K, into the Company's previously filed Registration Statements on Form S-8 File Nos. 33-79360, 333-4634, 333-84471 and 333-84469.


                                        /s/ Arthur Andersen LLP

Rochester, New York

January 14, 2002














                                  Page 60 of 60